SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2008

Jpak Group, Inc.
(Exact name of registrant as specified in Charter)

Nevada	333-125686	20-1977020
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

15 Xinghua Road
Qingdao, Shandong Province
Postal Code 266401
People’s Republic of China
(Address of Principal Executive Offices)

(86-532) 84616387
(Issuer Telephone Number)

 (Former Address and Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Company is amending Item 4.02 of its 8-K filed February 19, 2008 to disclose the date on which the Company determined that the financials should no longer be relied upon and to disclose that authorized officers of the Company discussed the disclosure contained in the Form 8-K with its accountants. The Company‘s Form 8-K filed February 19, 2008 is not changed in any other respects.

Item 4.02, Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As disclosed in our quarterly report on form 10Q for the three months ended December 31, 2007, the Company concluded on February 19, 2008 that it will restate its quarterly financial statements from amounts previously reported for the three months ended September 30, 2007 in the Company's quarterly report on Form 10-Q for such period (the "Form 10-Q") and that the financial information contained in the Form 10-Q should no longer be relied upon. After the authorized officers of the Company discussed the financial statements with the independent accountants it was determined that the error in the financial statements relates to the accounting treatment of the warrants issued in the Company's private placement. The effect of the misstatement in the accounting of the warrants was $1,127,313 in the Company's balance sheet and a non-cash charge in the Company's income statement related to the issuance of the warrants to the Company's placement agent.

In all other material respects, the Form 10-Q filed on November 14, 2007 is unchanged. This Form 8-K does not attempt to modify or update any other disclosures set forth in the Form 10-Q previously filed or discuss any other developments after the respective date of such filing, except to reflect the effects of the restatement described above as otherwise specifically identified herein. This 8-K should also be read in conjunction with the Form 10-Q.

The following is a summary of the restatement adjustments:

DEFERRED PALCEMENT AGENT WARRANTS COST

In connection with the US$5,500,000 financing in May 2007, the Company also granted warrants to purchase 990,000 shares of common stock with an exercise price of US$0.50 per share to the placement agent in the Financing. The expiration date of this warrant is on May 17, 2011. Furthermore, in connection with the Series J warrants exercised in December 2007, the Company granted warrants to purchase 750,000 shares of common stock with an exercise price of US$0.60 per share to the placement agent. The expiration date of this warrant is December 28, 2011. These placement agent warrants have the same terms as the Series A and Series B Warrants, except that they contain a "cashless" exercise provision.

The cost related to the two placement agent warrants are capitalized and amortized over the term of the warrants. Deferred financing costs at December 31, 2007 and June 30, 2007 were as follows:

	December 31, 2007	June 30, 2007
Deferred financing costs	$1,127,313	$-
Less: Accumulated amortization	34,182	-
Net deferred financing costs	$1,093,131	$-

Amortization of deferred financing costs charged to operations for the six months ending December 31, 2007 and December 31, 2006 was $34,182 and $-0-, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPAK GROUP, INC.

By:	/s/ Yijun Wang
Yijun Wang
Dated: February 27, 2008	President and Chief Executive Officer